Exhibit (r)

POWER OF ATTORNEY
WITH RESPECT TO
VALUE LINE FUNDS INVESTMENT TRUST

Know all men by these presents that Mitchell E. Appel, President, Chief Executive Officer and a Trustee of Value Line Funds Investment Trust (the “Trust”), whose name and signature appears below, constitutes and appoints Peter Lowenstein and Emily D. Washington, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2014

/s/ Mitchell E. Appel

Name: Mitchell E. Appel

POWER OF ATTORNEY
WITH RESPECT TO
VALUE LINE FUNDS INVESTMENT TRUST

Know all men by these presents that Joyce E. Heinzerling, a Trustee of Value Line Funds Investment Trust (the “Trust”), whose name and signature appears below, constitutes and appoints Mitchell E. Appel, Peter Lowenstein and Emily D. Washington, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which she is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2014

/s/ Joyce E. Heinzerling

Name: Joyce E. Heinzerling

POWER OF ATTORNEY
WITH RESPECT TO
VALUE LINE FUNDS INVESTMENT TRUST

Know all men by these presents that Nancy-Beth Sheerr, a Trustee of Value Line Funds Investment Trust (the “Trust”), whose name and signature appears below, constitutes and appoints Mitchell E. Appel, Peter Lowenstein and Emily D. Washington, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which she is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2014

/s/ Nancy-Beth Sheerr

Name: Nancy-Beth Sheerr

POWER OF ATTORNEY
WITH RESPECT TO
VALUE LINE FUNDS INVESTMENT TRUST

Know all men by these presents that Francis C. Oakley, a Trustee of Value Line Funds Investment Trust (the “Trust”), whose name and signature appears below, constitutes and appoints Mitchell E. Appel, Peter Lowenstein and Emily D. Washington, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2014

/s/ Francis C. Oakley

Name: Francis C. Oakley

POWER OF ATTORNEY
WITH RESPECT TO
VALUE LINE FUNDS INVESTMENT TRUST

Know all men by these presents that Daniel S. Vandivort, a Trustee of Value Line Funds Investment Trust (the “Trust”), whose name and signature appears below, constitutes and appoints Mitchell E. Appel, Peter Lowenstein and Emily D. Washington, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2014

/s/ Daniel S. Vandivort

Name: Daniel S. Vandivort

POWER OF ATTORNEY
WITH RESPECT TO
VALUE LINE FUNDS INVESTMENT TRUST

Know all men by these presents that David H. Porter, a Trustee of Value Line Funds Investment Trust (the “Trust”), whose name and signature appears below, constitutes and appoints Mitchell E. Appel, Peter Lowenstein and Emily D. Washington, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2014

/s/ David H. Porter

Name: David H. Porter

POWER OF ATTORNEY
WITH RESPECT TO
VALUE LINE FUNDS INVESTMENT TRUST

Know all men by these presents that Paul Craig Roberts, a Trustee of Value Line Funds Investment Trust (the “Trust”), whose name and signature appears below, constitutes and appoints Mitchell E. Appel, Peter Lowenstein and Emily D. Washington, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2014

/s/ Paul Craig Roberts

Name: Paul Craig Roberts